EXHIBIT 10.1

                     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT


                                               Dated as of September 22, 2004

     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this "Amendment") referred to below by and between AVADO BRANDS, INC., a Georgia corporation and debtor-in-possession in the Chapter 11 Cases ("Avado"), on its own behalf and on behalf of the other Borrowers, the Lenders parties hereto and DDJ CAPITAL MANAGEMENT, LLC, as Administrative Agent and Collateral Agent for the Lenders.

                             PRELIMINARY STATEMENTS:

     (1)  Avado  and  certain  of  Avado's  Subsidiaries,  each  of  which  is a debtor-in-possession in the Chapter 11 Cases (as defined in the Credit Agreement), the Lenders, the Administrative Agent, and the Collateral Agent have entered into the Post-Petition Credit Agreement, dated as of February 11, 2004 (as amended or otherwise modified by the First Amendment, dated as of March 9, 2004, the Letter Amendment, dated as of April 9, 2004, the Waiver, dated as of August 26, 2004 (the "Waiver"), and the Extension of Waiver, dated as of September 10, 2004 (the "Waiver Extension"), the "Credit Agreement"). Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) Pursuant to the Waiver and the Waiver Extension, the Lenders have, on the terms and conditions stated therein, (i) waived the Event of Default under
Section 11.01(e) of the Credit Agreement with respect to the Borrowers' breach of Section 10.01 of the Credit Agreement for the measurement periods ending July 25, 2004 and August 22, 2004 (the "Cash Flow Covenant Default") for a period expiring at 5:00 p.m. (EST) on October 20, 2004; and (ii) waived irrevocably any Event of Default under Section 11.01(n) of the Credit Agreement arising solely on account of the closing of Restaurants identified on the Hops DMA and Closing Analysis dated as of July 25, 2004 or otherwise approved for closing by the Lenders and the Administrative Agent.

     (3) The Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to the Credit Agreement.

     (a) Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 2.05. Optional Conversion to Exit Facility. So long as no Default or Event of Default shall have occurred and be continuing at the time the Conversion Notice is received by the Administrative Agent and following such date until (and including) the Hearing Date, the Borrowers shall have the option to convert the Facility to an exit facility, which exit facility will have substantially similar terms as those provided in this Agreement, including, without limitation, Articles II, III, and IV (except that the terms set forth in Sections VII, VIII, IX, X, XI and XIV will be as agreed between the Agents, the Lenders and the Borrowers in good faith based on the circumstances of the Borrowers at the time of the Conversion Notice and proposed Hearing Date), would provide Liens on the assets of the Borrowers substantially similar to those provided in the Final Order, and would be for a term of 364 days following the effective date of a consensual plan of reorganization, subject to the approval of each Lender (which may be withheld in its sole and absolute discretion) and the prior payment in full of the Conversion Commitment Fee as provided in
Section 4.02. If the Borrowers determine to exercise such option, they shall do so by giving notice (the "Conversion Notice") to the Administrative Agent at least sixty (60) days prior to the date established for the confirmation hearing of such consensual plan of reorganization (the "Hearing Date"). The Administrative Agent shall notify Avado, on behalf the Borrowers, of each Lender's agreement (if any) to convert the Facility at least thirty (30) days prior to the Hearing Date; provided that nothing herein or in such notice shall be, or be deemed to be, an agreement by the Lenders and the Agents (or any of them) to consummate an exit facility (or any conversion thereto) other than on the terms of and subject to the conditions to such exit facility agreed upon by the Lenders and the Agents with the Borrowers as contemplated under the first sentence of this Section 2.05 (which terms and conditions shall include, without limitation, as conditions precedent to the obligations of the Agents and the Lenders under such exit facility that no Default, Event of Default, Material Adverse Change or other material adverse change shall have occurred since the Hearing Date)." This Section 2.05 shall not survive, and, if then in effect, shall terminate as of the earlier to occur of (x) the payment in full of the Loans has been made and the Commitments have been irrevocably terminated and (y) the Commitment Termination Date.

     (b) Section 10.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 10.01. Cash Flow.

     (a) The Borrowers shall have Don Pablo's EBITDA for each measurement period specified below of not less than the amount specified below with respect to each such measurement period.


                                                              Minimum
Measurement Period:                                     Don Pablo's EBITDA
----------------------------------------------------------------------------
Fiscal month ended August 22, 2004                           $1,899,000
Two fiscal month period ending September 26, 2004            $4,222,000
----------------------------------------------------------------------------

Measurement Period consisting of the rolling three            Minimum
fiscal month period ending:                             Don Pablo's EBITDA
----------------------------------------------------------------------------
October 24, 2004                                             $5,758,000
November 21, 2004                                            $5,729,000
January 2, 2005                                              $6,942,000
----------------------------------------------------------------------------

     (b) The Borrowers shall have Hops EBITDA for each measurement period specified below of not less than the amount specified below with respect to each such measurement period.


                                                          Maximum
Measurement Period:                                  Hops EBITDA Losses
----------------------------------------------------------------------------
Fiscal month ending September 26, 2004                           $500,000
Two fiscal month period ending October 24, 2004                  $540,000
----------------------------------------------------------------------------

Measurement Period consisting of the rolling three        Maximum
fiscal month period ending:                          Hops EBITDA Losses
----------------------------------------------------------------------------
November 21, 2004                                                $630,000
January 2, 2005                                                  $85,000
----------------------------------------------------------------------------

     (c) The Borrowers shall have G&A EBITDA Expense for each measurement period specified below of not more than the amount specified below with respect to each such measurement period.


                                                          Maximum
Measurement Period:                                 G&A EBITDA Expense
----------------------------------------------------------------------------
Fiscal month ended August 22, 2004                                $1,620,000
Two fiscal month period ending September 26, 2004                 $3,597,000
----------------------------------------------------------------------------

Measurement Period consisting of the rolling three        Maximum
fiscal month period ending:                         G&A EBITDA Expense
----------------------------------------------------------------------------
October 24, 2004                                                  $5,300,000
November 21, 2004                                                 $5,311,000
January 2, 2005                                                   $5,600,000
----------------------------------------------------------------------------

     (c) Section 10.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 10.03. Repairs and Maintenance/Capital Expenditures.

     (a) The Borrowers shall have Repairs and Maintenance/Capital Expenditures (as defined below) made in ordinary course for each measurement period specified below of not more than the amount specified below with respect to such measurement period.

                                                     Maximum
                                              Repairs and Maintenance/
Measurement Period:                            Capital Expenditures
----------------------------------------------------------------------------
Fiscal month ending September 26, 2004            $   875,000
Two fiscal month period ending October 24,        $ 1,574,000
2004
----------------------------------------------------------------------------

                                                     Maximum
Measurement Period consisting of the          Repairs and Maintenance/
rolling three fiscal month peirod ending:      Capital Expenditures
----------------------------------------------------------------------------
November 21, 2004                                   $2,210,000
January 5, 2005                                     $3,147,000
----------------------------------------------------------------------------

     Notwithstanding the foregoing, the Borrowers shall not make or commit to make, or permit any of their Subsidiaries to make, any Repair and Maintenance/Capital Expenditure (including, without limitation, any lease) that is not in the ordinary course of such Borrower's business unless the Borrowers have received the prior written consent of the Lenders, which consent may be granted or withheld in the sole discretion of the Lenders, provided that the Borrowers shall not be obligated to obtain the Lenders consent with respect to any Repair and Maintenance/Capital Expenditure (or any commitment to make and Repair any Maintenance/Capital Expenditure) outside the ordinary course of business if such Repair and Maintenance/Capital Expenditure, together with all other Repair and Maintenance/Capital Expenditures for (or made with respect to) a single Restaurant does not exceed $15,000.

     (b) Nothing in this Section 10.03 is or shall be deemed to constitute the consent of any Agent or Lender, to any commitment, agreement or other obligation to make, or the making of, any Repair and Maintenance/Capital Expenditure, with respect to any project or program, including, without limitation, Hops City Grill Re-image #2, Hops City Grill Re-image #3, any remodeling of any restaurants, or the opening of (or any investment related to opening) new restaurants for which the Borrowers have not received express written consent from the Lenders. For the avoidance of doubt, acceptance by the Agents and the Lenders (or any of them) of any budget or forecast that includes any such Repair and Maintenance/Capital Expenditure shall not be (and shall not be deemed to be) the consent of the Lenders for any such Repair and Maintenance/Capital Expenditure. For the further avoidance of doubt, any Capital Expenditure made in connection with any damage on account of hurricane or other natural phenomenon is and shall be subject to the restrictions of this Section 10.03(b) of the Credit Agreement, as amended hereby.

     (c) Repairs and Maintenance/Capital Expenditures made in connection with any damage on account of hurricanes Charley and Francis shall not exceed $320,000 in the aggregate, which shall be in addition to the amount permitted under Section 10.03(a). Any Repair and Maintenance/Capital Expenditure made in connection with any damage on account of other hurricanes or other natural phenomenon is and shall be subject to the restrictions of Section 10.03(b), unless the Borrower shall have received express written consent from the Lenders related to such expenditures."

     (d) Section 10.04 of the Credit Agreement is hereby amended to add to such section the following new clauses (c) through (g), which clauses shall read as follows:

     "(c) "Don Pablo's EBITDA" shall mean Consolidated EBITDA attributed to the Restaurants using or operating under the Don Pablo's name (collectively, the "Don Pablo's Restaurants"), calculated without allocating any expense to such Restaurants' EBITDA calculation if such expense is included in G&A EBITDA Expense or Hops EBITDA, or is otherwise a non-direct restaurant level expense with respect to the Don Pablo Restaurants that otherwise, under GAAP or past practice, would not be allocated to the Don Pablo's Restaurants.

     (d) "Hops EBITDA" shall mean Consolidated EBITDA attributed to Restaurants using or operating under the Hops name (collectively, the "Hops Restaurants"), calculated without allocating any expense to such Restaurants' EBITDA calculation if such expense is included in G&A EBITDA or Don Pablo's EBITDA, or is otherwise a non-direct or restaurant level expense with respect to the Hops Restaurants that otherwise, under GAAP or past practice, would not be allocated to the Hops Restaurants.

     (e) "G&A EBITDA Expense" shall mean the consolidated G&A expenses of the Borrowers and their Subsidiaries for those expenses (including of the type and within the category) identified on the "2004 G&A Budget", which budget is attached as Exhibit A to Amendment No. 2, dated as of September 22, 2004, to this Agreement. For the avoidance of doubt, "G&A EBITDA Expense" shall be a reference to the "Avado Consolidated" "Actual / Forecast" figure identified on such 2004 G&A Budget.

     (f) "Consolidated EBITDA" means the consolidated net income (or loss) of Avado and its Subsidiaries for such period, determined in accordance with GAAP,
(1) plus, without duplication, the sum of the following amounts of Avado and its Subsidiaries for such period, determined in each case, in accordance with GAAP, and solely to the extent such amounts have been deducted in determining such consolidated net income (or loss) for such period: (A) (i) the gross consolidated interest expense of Avado and its Subsidiaries (including, without limitation, interest expense paid to Affiliates of Avado and its Subsidiaries, and accrued interest expense, if any, in connection with the TECONS), less (ii) consolidated interest income of Avado and its Subsidiaries for such period, (B) income tax expense, (C) consolidated depreciation expense, (D) consolidated amortization expense, (E) restructuring charges, asset revaluation and other special charges, provided that prior to the closure of a Hops Restaurant or a Don Pablo's Restaurant, Avado shall provide to the Agents a notice of such proposed closure, and a store closing analysis and budget containing projected cash and non-cash closing costs related to such restaurant for the Agents' approval, it being understood that such approval shall be deemed to be effective if the Agents have not objected to such closing costs within two Business Days of the receipt of the notice of proposed closure, and the store closing analysis and budget, (F) extraordinary (on an after tax basis) or non-recurring losses not described under any other clause of this clause (1), (G) consolidated net losses attributable to Dispositions, (H) all other non-cash items (including, without limitation, the cumulative effect from changes in accounting principles (on an after tax basis)), (I) Pre-Opening Costs, related to a project, actually incurred during such period in an amount not to exceed $200,000 per Restaurant newly opened or reopened on or after the date of this Agreement, (J) items properly included in the category entitled "Other Income (Expense), Net" in Avado's financial statements (other than payments made to any limited partner of any Non-Wholly Owned Subsidiary) that are properly excluded under GAAP from the operating income of Avado and its Subsidiaries, provided that such items shall have been disclosed in reasonable detail to the Agents and the Lenders, as part of the monthly reporting package, and if any such item (or series of related items) exceeds $15,000, Avado shall have received the prior approval of the Agents and the Lenders with respect to such item (or series of items), and (K) the net losses associated with hurricanes Charley and Frances relating to (i) the impact of lost sales due to closed restaurants, (ii) repairs and maintenance expenses from storm damage and (iii) lost food and beverage inventory due to power outages or other damage directly attributable to those storms, in each case consistent with GAAP, as applicable, and the past accounting practices of Avado and its Subsidiaries, and not, in any event, to exceed $850,000, in the aggregate; and (2) minus, without duplication, the sum of the following amounts of Avado and its Subsidiaries for such period, determined, in each case, in accordance with GAAP, and solely to the extent included in determining such consolidated net income (or loss) for such period: (W) extraordinary (on an after tax basis) or non-recurring gains, (X) consolidated net gains attributable to Dispositions, (Y) items properly included in the category entitled "Other Income (Expense), Net" in Avado's financial statements (other than payments made to any limited partner of any Non-Wholly Owned Subsidiary) and which are properly excluded under GAAP from the operating income of Avado and its Subsidiaries, provided that such items shall have been disclosed in reasonable detail to the Agents and the Lenders, as part of the monthly reporting package, and if any such item (or series of related items) exceeds $15,000, Avado shall have received the prior approval of the Agents and the Lenders with respect to such item (or series of items), and (Z) all other non-cash items (including, without limitation, the cumulative effect from changes in accounting principles (on an after tax basis)).

     (g) "Pre-Opening Costs" means costs accrued by Avado or any of its Subsidiaries prior to opening a Restaurant, including wages and salaries, hourly employee recruiting and training, initial license fees, advertising, pre-opening parties, lease expense, food cost, utilities, meals, lodging, and travel plus the cost of hiring and training the management teams and excluding, for the avoidance of any doubt, any re-image of any Hops City Grill; provided that such costs shall have been disclosed in reasonable detail to the Administrative Agent and Lenders, the Administrative Agent and the Lenders shall be satisfied that the opening of such Restaurant and the incurrence of such costs and expenditures in connection therewith are permitted under this Agreement, and such costs have been approved by the Administrative Agent and Lenders.

     (h) "Repairs and Maintenance/Capital Expenditures" shall mean an amount equal to the sum of (i) all Capital Expenditures and (ii) all items recorded as a repair or maintenance expense in accordance with GAAP and past practices of Avado and its Subsidiaries."

     (d) Exhibit H to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit B to this Amendment. SECTION 2. SECTION
2. Waiver of Cash Flow Covenant Default. The Cash Flow Covenant Default is hereby irrevocably waived as of the date hereof.

     SECTION 3. Conditions of Effectiveness. This Amendment shall be effective upon the first date upon which:

     (a) the Administrative Agent shall have received counterparts of this Amendment executed and delivered by each of the parties hereto

     (b) the Borrowers shall have paid to the Administrative Agent for the ratable accounts of the Lenders, an amendment fee in the amount of $150,000;

     (c) the Administrative Agent shall have received the budgets of the Borrowers and their Subsidiaries identified in Section 4(f) below, in form and substance acceptable to it for the period ending January 2, 2005;

     (d) the  representations  and  warranties  of the  Borrowers  set  forth in
Section 4 below shall be true and correct; and

     (e) the  Bankruptcy  Court shall have approved this  Amendment.

     SECTION 4. Representations and Warranties of the Borrower. The Borrowers represent and warrant as follows:

     (a) Representations and Warranties. As of the date hereof and the date on which this Amendment shall first be effective (except where such representation and warranty expressly relates to a specific date, in which case, as of such specified date), after giving effect to this Amendment, each of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents is true and complete in all material respects.

     (b) No Defaults. As of the date hereof and the date on which this Amendment shall first be effective, no Default or Event of Default (other than the Cash Flow Covenant Default) has occurred and is continuing; after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, nor will any Default or Event of Default result from the effectiveness of this Amendment or the transactions contemplated hereunder.

     (c) No Change in Condition. No Material Adverse Change has occurred since the date of the Borrowing immediately preceding the date of this Amendment.

     (d) No Authorizations, Etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution and delivery by the Borrowers of this Amendment.

     (e) Due Execution, Etc. This Amendment has been duly executed and delivered by the Borrowers. The other Loan Documents, as modified hereby, are the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms.

     (f) Budget. Attached hereto as Exhibit A is a true and correct copy of each of (i) the 2004 G&A Budget, (ii) the Hops Forecast for the fiscal year 2004
(iii) the Don Pablo Forecast for the fiscal year 2004, and (iv) the Capital Expenditure/Repair and Maintenance Budget for fiscal year 2004, each which has been prepared in accordance with historical past accounting and forecasting practice. Such Hops Forecast accurately represents the Hops EBITDA. Such Don Pablo Forecast accurately represents the Don Pablo's EBITDA. All costs and expenses (including, without limitation, all general and administrative costs and expenses) of the Borrowers are either (1) accurately represented in the financial information identified in items (i) through (iv) of the foregoing sentence and delivered to the Agents and the Lenders hereunder as Exhibit A hereto, or (2) accurately represented in the Approved Budget in the line items listed under the heading "Other Non-Operating Disbursements" or "Other Disbursements" only relating to Alix Partners' fees.

     SECTION 5. Reference to and Effect on the Credit Agreement and the other Loan Documents.

     (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral described in the Loan Documents does and shall continue to secure the payment of all Obligations of the Borrowers under the Loan Documents.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents other than as expressly set forth herein.

     SECTION 6. Costs, Expenses. The Borrowers agree, jointly and several, to pay on demand all costs and expenses of the Agents and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section
14.04 of the  Credit  Agreement.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.



                           [Signature page(s) follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                          AVADO BRANDS, INC., on behalf of itself
                          and the other Borrowers



                          By:
                             ------------------------------------------------
                             Name:
                             Title:



                          DDJ CAPITAL MANAGEMENT, LLC, as Administrative Agent and Collateral Agent



                          By:
                             ------------------------------------------------
                             Name:
                             Title:


                          LENDERS:

                          B III-A CAPITAL PARTNERS, L.P.

                          By: GP III-A, LLC, its General Partner
                          By: DDJ Capital Management, LLC,
                              Manager


                          By:
                             ---------------------------------------------
                             Name:
                             Title:

                          B IV CAPITAL PARTNERS, L.P.

                          By: GP Capital IV, LLC, its General Partner
                          By: DDJ Capital Management, LLC,
                              Manager

                          By:
                             ---------------------------------------------
                             Name:
                             Title:

                          GMAM INVESTMENT FUNDS TRUST II - PROMARK
                          ALTERNATIVE HIGH YIELD BOND FUND

                          By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II - Promark Alternative High Yield Bond Fund, in its capacity as investment manager


                          By:
                             ---------------------------------------------
                             Name:
                             Title:


                          THE OCTOBER FUND, LIMITED PARTNERSHIP

                          By: October GP, LLC, its General Partner
                          By:  DDJ Capital Management, LLC, Manager


                          By:
                             ---------------------------------------------
                             Name:
                             Title:


                                      S-2


     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this Form 8-K, the Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.